UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 27, 2006

GTECH Holdings Corporation
(Exact name of Registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-11250	05-0450121

(Commission File Number)	(IRS Employer Identification Number)
55 Technology Way, West Greenwich, Rhode Island 02817

(Address of Principal Executive Offices)    (Zip Code)
Registrant’s telephone number, including area code: 401-392-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 7.01. Regulation FD Disclosure
On January 10, 2006, the Registrant announced that it had entered into an agreement and plan of merger (the “Merger Agreement”) with Lottomatica S.p.A., an Italian corporation (“Lottomatica”), Gold Holding Co., a Delaware corporation and a direct, wholly-owned subsidiary of Lottomatica (“Parent”), and Gold Acquisition Corp., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Acquisition Co”), whereby Acquisition Co will merge with and into the Company (the “Merger”), with the Company as the surviving corporation.
In connection with the financing transactions that Lottomatica plans to undertake as contemplated by the Merger Agreement, the Registrant has prepared audited consolidated financial statements for the calendar period beginning January 2, 2005 and ending December 31, 2005 in accordance with International Financial Reporting Standards as adopted by the European Union (“IFRS”). The purpose of preparing these financial statements (the “Calendar Year IFRS Financial Statements”) was to assist Lottomatica in preparing certain pro forma financial information required to be submitted by it to the Commissione Nazionale per le Società e la Borsa (or “CONSOB,” the Italian regulator for the securities market) in connection with the financing. The Calendar Year IFRS Financial Statements are also required to be submitted to the CONSOB as supplementary material.
The Calendar Year IFRS Financial Statements for the Registrant are attached to this Current Report as Exhibit 99.1.
The Registrant’s most recent fiscal year ended on February 25, 2006, and it does not regularly report its financial results on a calendar year basis. The Registrant’s audited financial statements for such fiscal year, prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), were included in its Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on April 20, 2006.
Because of the limited purpose for which the Calendar Year IFRS Financial Statements of the Registrant were prepared, comparative data for the prior year, segment information, shareholders’ equity and cash flow statements are omitted. A number of the limitations inherent in the Calendar Year IFRS Financial Statements are described in the audit report accompanying such financial statements and in Note 2.1 to such financial statements. In addition, some significant differences exist between U.S. GAAP and IFRS. The Registrant does not purport to summarize those differences in this Current Report or in the Calendar Year IFRS Financial Statements, nor does it purport to reconcile the Calendar Year IFRS Financial Statements to U.S. GAAP. In accordance with Lottomatica’s historical reporting practice, the income statement categorizes expenses based on the nature of the cost rather than the function, whereas the Registrant’s financial statements categorize expenses based on their function. Investors are cautioned not to place undue emphasis on the Calendar Year IFRS Financial Statements in light of these important differences from its regularly released indicators of financial performance, and to read its U.S. GAAP audited financial statements for the fiscal year ended February 25, 2006 included in its Annual Report on Form 10-K.
In connection with the proposed acquisition referred to herein, GTECH has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will file a definitive proxy statement and other documents with the SEC. We urge shareholders to carefully read the definitive proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the definitive proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the definitive proxy statement (when available) and other documents filed by GTECH free of charge at the SEC’s web site, http://www.sec.gov, or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH’s website, http://www.gtech.com/.
GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be “participants in the solicitation” under the rules of the SEC. Information regarding GTECH’s directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement (when it becomes available) relating to the proposed merger.
This document shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer would be unlawful. No securities referred to herein will registered under the U.S. Securities Act of 1933, as amended, and therefore no such securities may be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. No securities referred to herein will be publicly offered in the United States. This document is not a solicitation of a proxy from any security holder of GTECH.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Consolidated financial statements of GTECH Holdings Corporation for the period beginning January 2, 2005 and ended December 31, 2005, prepared in accordance with IFRS

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTECH HOLDINGS CORPORATION

By:	/s/ Walter G. DeSocio
Walter G. DeSocio
Senior Vice President, General Counsel and Secretary
Dated: April 27, 2006

Exhibit Index

Exhibit Number	Description
99.1	Consolidated financial statements of GTECH Holdings Corporation for the period beginning January 2, 2005 and ended December 31, 2005, prepared in accordance with IFRS